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                                                                   EXHIBIT 10.62



                            ASSET PURCHASE AGREEMENT

      THIS AGREEMENT (the "Agreement") is made as of February 18, 2000, between AMUR Pharmaceuticals, Inc., a Delaware corporation (the "Seller") and SuperGen Inc., a Delaware corporation (the "Buyer").

                                   BACKGROUND

      Seller desires to sell to Buyer and Buyer desires to purchase from Seller all of Seller's right, title and interests in and to certain Patent Rights (as defined below), in exchange for certain consideration as set forth herein, and upon the other terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto agree as follows:

      1.    PURCHASE AND SALE OF ASSETS

      1.1 ASSETS TO BE SOLD. Subject to and in accordance with the terms and conditions hereof, at the Closing provided for in Section 2.1 hereof, Buyer will purchase from Seller, and Seller will sell, assign, transfer and convey to Buyer all of Seller's right, title and interest in and to the following (collectively the "Assets"): all patents and patent applications (including the rights to apply for patents anywhere in the world and any rights to sue for past infringements thereof) described on Schedule 1.1 attached hereto (collectively, the "Patent Rights").

      1.2 LIABILITIES RETAINED BY SELLER. Buyer shall not assume, or in any way be liable or responsible for, any liabilities, obligations or indebtedness of Seller, whether due or to become due, absolute or contingent, known or unknown (the "Retained Obligations") other than the obligations of Seller to Darby & Darby, Seller's patent counsel in the amounts set forth on Schedule 1.2 attached hereto and obligations, if any, arising after Closing under any contracts related to the Patent Rights that are specifically assumed by Buyer in writing at the Closing.

      2.    THE CLOSING

      2.1 CLOSING. The closing hereunder (the "Closing") shall take place at the offices of Buyer, Two Annabel Lane, Suite 220 San Ramon, CA 94583 on such date as is mutually agreed upon by the parties that in no event is later than five business days after the satisfaction of all conditions required to be satisfied at or prior to the Closing. The date on which the Closing shall occur is referred to herein as the "Closing Date."


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      2.2   PAYMENT OF PURCHASE PRICE. The consideration to be paid by Buyer to
Seller, in consideration of the sale and transfer of the Assets, shall be as follows (collectively, the "Purchase Price"):

      (a) Buyer shall issue to Seller fifteen thousand (15,000) shares of Common Stock of Buyer, par value $.001 per share (the "Shares"); provided, however, that in the event the average closing price per share of Buyer's Common Stock over the ten consecutive trading days ending two days prior to the Closing ("Average Price") is less than $50.00 per share, the number of Shares issuable hereunder shall be determined by dividing $750,000 by the Average Price; and

      (b) Buyer shall issue to Seller Warrants to purchase two hundred thousand (200,000) shares of Common Stock of Buyer, par value $.001 per share, at an exercise price of $40.00 per share (the "Warrants"). The Warrants shall have a term of two (2) years, shall be assignable by Seller (subject to compliance with applicable securities laws) and shall be in the form of Exhibit 2.2 attached hereto.

      (c) Buyer holds the following securities of Seller, registered in the name of Buyer: 519,665 shares of Common Stock of Seller, 99,665 Series B Preferred Stock of Seller and options to purchase 300,335 shares of Common Stock of Seller. Buyer agrees to waive any distribution of securities, cash or other payments to stockholders of Seller that may result from a liquidation of Seller, to the extent that such liquidation consideration results from proceeds issued to Seller pursuant to this Agreement.

      3.    DELIVERIES

      3.1 DELIVERIES OF SELLER. At the Closing Seller will deliver to Buyer duly executed assignments of all patents and patent applications contained in the Patent Rights, in the form of Exhibit 3.1, and such other assignments and other instruments as, in the reasonable opinion of Buyer's counsel, are necessary to vest in Buyer good, valid and marketable title to the Assets.

      3.2   DELIVERIES OF BUYER. At the Closing Buyer shall deliver to Seller
(a) certificates representing the Shares, duly registered in the name of Seller;
(b) the Warrants duly registered in the name of Seller; and (c) certificates representing the securities of Seller held by Buyer, together with a duly executed assignment separate from certificate effecting the transfer such certificates to Seller, together with all option or warrant agreements for securities of Seller that are held by Buyer.

      4.    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller hereby represents and warrants to Buyer as follows:

      4.1 CORPORATE ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on the business of Seller as it is now being conducted.

      4.2 AUTHORIZATION. Seller has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of


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Directors of Seller has taken all action required by law to be taken to authorize the execution and delivery by Seller of this Agreement, and no other corporate proceedings on the part of Seller are required to authorize such execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, other than approval by the stockholders of Seller. This Agreement has been duly executed and delivered by Seller and is a valid and binding obligation of Seller enforceable in accordance with its terms.

      4.3 NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the Certificate of Incorporation or Bylaws of Seller or violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any debt or obligation of Seller or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

      4.4 TITLE TO ASSETS; ENCUMBRANCES. Seller has good, valid and marketable title to the Assets, free and clear of all liens, claims, charges, security interests or other encumbrances of any nature.

      4.5 LITIGATION. There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency known to Seller which questions or challenges the validity of this Agreement or any action taken or to be taken by Seller pursuant to this Agreement or which questions or challenges the validity of any of the Patent Rights; nor to Seller's knowledge is there any valid basis therefor.

      4.6 CONSENTS. No consent of any person is necessary to the consummation of the transactions contemplated hereby.

      4.7 GOOD TITLE CONVEYED. Seller has or will at the Closing have the power and the right to sell, assign, transfer and deliver to Buyer, and upon consummation of the transactions contemplated by this Agreement, Buyer will acquire, good, valid and marketable title to, the Assets, free and clear of all mortgages, pledges, liens, security interests or other such encumbrances or charges of any kind.

      4.8 INVESTMENT. Seller hereby represents and warrants to the Company as follows with respect to its acquisition of the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants
(collectively the "Securities"):

      (a) Seller has experience in evaluating and investing in private placement transactions so that Seller is capable of evaluating the merits and risks of Seller's investment in the Company.

      (b) Seller is acquiring the Securities for investment for Seller's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Seller understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption therefrom.


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      (c)   Seller acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Seller is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

      (e) The certificate or certificates representing the Shares shall bear the following legend (as well as any legend required by applicable state securities laws):

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

      Seller agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

      5.    REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer represents and warrants to Seller as follows:

      5.1 CORPORATE ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on the business of Seller as it is now being conducted.

      5.2 AUTHORIZATION. Seller has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and is a valid and binding obligation of Seller enforceable in accordance with its terms.

      6.    CONDITIONS TO THE OBLIGATIONS OF BUYER

      The obligations of Buyer under this Agreement are subject to the satisfaction on or before the Closing Date of the following conditions, any of which may be waived by Buyer in writing:

      6.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties contained in Article 4 hereof shall be true, complete and accurate in all material respects


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as of the date when made and the Chief Executive Officer of Seller shall have delivered to Buyer a certificate to that effect.

      6.2 PERFORMANCE. Seller shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing, and the Chief Executive Officer of Seller shall have delivered to Buyer a certificate to that effect.

      6.3 NO INJUNCTION. On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction or other competent governmental authority directing that the transactions provided for herein not be consummated.

      6.4 CONSENTS OBTAINED. Seller shall have obtained all consents and assignments required to be obtained by it in order to consummate the transactions contemplated by this Agreement.

      6.5 AUTHORIZATION. This Agreement and the contemplated transaction shall have been approved and adopted by the requisite vote of the Board of Directors and stockholders of Seller in accordance with applicable law.

      7.    CONDITIONS TO SELLER'S OBLIGATIONS

      The obligations of Seller under this Agreement are subject to the satisfaction on or before the Closing Date of the following conditions, any of which may be waived by Seller:

      7.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties contained in Article 5 hereof shall be true, complete and accurate in all material respects as of the date when made.

      7.2 PERFORMANCE. Buyer shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

      7.3 NO INJUNCTION. On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction or other competent governmental authority directing that the transactions provided for herein not be consummated.

      9.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES

      The representations and warranties of Seller shall not be deemed waived or otherwise affected by any investigation by Buyer. Each of the representations, warranties, covenants and agreements of the parties contained in this Agreement shall survive for a period of one year from the Closing Date.

      10.   ADDITIONAL COVENANTS AND AGREEMENTS

      10.1 FURTHER ASSURANCES. Upon the request of either Buyer or Seller, the other party will execute and deliver to the requesting party, or such party's nominee, all such instruments and documents of further assurance or otherwise, and will do any and all such acts and things as may reasonably be required to carry out the obligations of such party hereunder, to vest in Buyer good and marketable title to the Assets to be transferred hereunder and to more effectively consummate the transactions contemplated hereby.

      10.2 SATISFACTION OF CONDITIONS. Seller agrees to use its commercially reasonable efforts to obtain the satisfaction of the conditions specified in Article 6.

      10.3 REGISTRATION RIGHTS. Buyer shall provide to Seller and its assignees the right to request registration on Form S-3 with respect to the Shares and Warrant Shares, as set forth on Exhibit 10.3 attached hereto. Such rights to registration shall include the filing by Buyer of a (resale) registration statement on Form S-3 with respect to the Shares and Warrant Shares no later than 45 days after closing and customary "piggy back" registration rights consistent with prior registration rights granted to investors in Buyer.

      11.   TERMINATION

      11.1 METHODS OF TERMINATION. The transactions contemplated herein may be terminated and/or abandoned at any time but not later than the Closing:

      (a)   By mutual consent of Buyer and Seller; or

      (b) By Buyer on or after [date], or such later date as may be established pursuant to Section 3.1 hereof, if any of the conditions provided for in Article 6 of this Agreement shall not have been met or waived in writing by Buyer prior to such date; or

      (c) By the Board of Directors of Seller on or after [date], or such later date as may be established pursuant to Section 3.1 hereof, if any of the conditions provided for in Article 7 of this Agreement shall not have been met or waived in writing by Seller prior to such date.

      11.2 PROCEDURE UPON TERMINATION. In the event of termination and abandonment by Buyer or by Seller, or of both, pursuant to Section 11.1 hereof, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated and/or abandoned, without further action by Buyer or Seller. If the transactions contemplated by this Agreement are terminated and/or abandoned as provided herein, each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same.

      12.   MISCELLANEOUS

      12.1 NOTICES. All notices, approvals or other communications provided for herein to be sent or given to Buyer shall be deemed validly and properly given or made if in writing and delivered by hand or by certified or registered mail, return receipt requested, addressed to:

SuperGen Inc.
Two Annabel Lane, Suite 200
San Ramon, California 94583
Attn: Joseph Rubinfeld, Ph.D.

With a copy to:

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, California 94304
Attn: John V. Roos
      Paige Maillard

All notices, approvals or other communications provided for herein to be sent or given to Seller shall be deemed validly and properly given or made if in writing and delivered by hand or by certified or registered mail, return receipt requested, addressed to:

Amur Pharmaceuticals, Inc.
227 Lyndhurst Avenue
Belmont, California 94002
Attn: Sandi Yurichuk

With a copy to:

Pillsbury Madison & Sutro LLP
2550 Hanover Street
Palo Alto, Ca 94303
Attn: Stanley F. Pierson, Esq.

Either of the parties hereto may give notice to the other at any time by the methods specified above of a change in the address at which, or the persons to whom, notices addressed to it are to be delivered in the future, and such notice shall be deemed to amend this Section until superseded by a later notice of the same type. Any notice given by mail as aforesaid shall be conclusively deemed to have been received by a party hereto and be effective on the second business day after the day on which mailed to the address set forth above.


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      12.2  EXPENSES. Whether or not the transactions contemplated by this
Agreement shall be consummated, Seller agrees that all fees and expenses incurred by it in connection with this Agreement shall be borne by it (including but not limited to any Broker fees and/or expenses), and Buyer agrees that all fees and expenses incurred by it in connection with this Agreement shall be borne by it.

      12.3 HEADINGS. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

      12.4 ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that none of such parties shall assign this Agreement or its rights hereunder without the written consent of the other.

      12.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      12.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

      12.7 AMENDMENT AND MODIFICATION. Any amendment, modification or supplement to this Agreement shall be in writing signed by the party or parties to be charged.

      12.8 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto and the other documents delivered pursuant hereto constitute the entire agreement of the parties in respect of the subject matter hereof and supersede all prior agreements, communications, representations, or warranties, whether oral or written, among the parties in respect to such subject matter.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.


                                      AMUR PHARMACEUTICALS, INC.


                                      By:  /s/ Sandi Yurichuk
                                           -------------------------------------
                                      Title: President & CEO
                                             -----------------------------------



                                      SUPERGEN, INC.


                                      By:  /s/ Joseph Rubinfeld
                                           -------------------------------------
                                      Title: President/CEO
                                             -----------------------------------



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                                   EXHIBIT 1.1

                                  PATENT RIGHTS


ISSUED PATENTS:

1.    Biologically Active Agent - Patent Number 5,028,438; issued July 2, 1991

2.    Biologically Active Agent - Patent Number 5,122,371; issued June 16, 1992

3.    Phosphocholine Drug Derivatives - Patent Number 5,703,063: issued Dec. 30,
        1997

4.    Phosphocholine Drug Derivatives - Patent Number 5,888,990: issued Mar. 30,
        1999

5. Phospholipid Drug Derivatives - Patent Number 5,830,432: issued November 3, 1998

PENDING PATENTS:

1.    Phosphocholine Drug Derivatives; filed November 30 1994;
      Continuation-in-part (CPATENT RIGHTS) filed November 12, 1996

2.    Phospholipid Drug Derivatives; ICP filed February 14, 1997

3. Methods for Treating Insulin Resistance and Identifying Patients at Risk for the Disease; filed December 23, 1997

PROVISIONAL PATENTS:

1. Phosphocholine Surfactants and Their Use - U.S. Provisional Patent Application Serial No. 60/118,499; filed February 3, 1999

2. Phosphocholine Linked Prodrug Derivatives - U.S. Provisional Patent Application Serial No. 60/122,579; filed March 2, 1999





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                                   EXHIBIT 1.2

                               ASSUMED LIABILITES


Patent fees to Darby & Darby; as of December 31, 1999 such fees totaled $30,798.



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                                   EXHIBIT 2.2

                FORM OF WARRANT TO PURCHASE COMMON STOCK OF BUYER


[To be provided by SuperGen, consistent with Section 2.2(b).]


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                                   EXHIBIT 3.1

                            FORM OF PATENT ASSIGNMENT


[To be provided by Darby & Darby]


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                                  EXHIBIT 10.3

                               REGISTRATION RIGHTS

      [To be provided by SuperGen. Rights to registration with respect to customary (a) S-3 (short form) registration and (b) "piggy back" registration rights to be consistent with Section 10.3; the specific terms of such rights to be provided by SuperGen consistent with prior registration rights granted by SuperGen to investors.]